                            SCHEDULE 14A INFORMATION
                                 (Rule 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         ENTERTAINMENT PROPERTIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                BRT REALTY TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.


[ ]  Fee computed on the table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------
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                                   IMPORTANT

 PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS CAREFULLY. YOUR VOTE IS
         VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE Proxy Card to Georgeson Shareholder Communications Inc. in the postage-paid envelope provided today.

2. If you have previously signed and returned a proxy card to Entertainment Properties Trust, you have every right to change your vote. Only your latest dated card will count. You may revoke any proxy card already sent to Entertainment Properties Trust by signing, dating and mailing the enclosed WHITE Proxy Card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2001 Annual Meeting by sending a new proxy card to Georgeson Shareholder Communications Inc. or the Secretary of Entertainment Properties Trust, or by voting in person at the 2001 Annual Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE Proxy Card to be issued representing your shares.

4. After signing the enclosed WHITE Proxy Card do not sign or return the Company's proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions about giving your proxy or require assistance, please call:

                  [GEORGESON SHAREHOLDER COMMUNICATIONS LOGO]

                                17 State Street
                               New York, NY 10004
                        Banks and Brokers (212) 440-9800
                         Call Toll-Free: 1-800-223-2064

More detailed information pertaining to BRT's proposal will be set forth in BRT's tender offer statement and other appropriate filings to be made with the SEC. We urge stockholders to read BRT's tender offer statement and other relevant documents that may be filed with the SEC because they will contain important information. Stockholders will be able to obtain a free copy of any filings containing information about BRT and EPR, without charge, at the SEC's Internet site (HTTP://WWW.SEC.GOV). Copies of any filings containing information about BRT can also be obtained, without charge, by directing a request to BRT Realty Trust, 60 Cutter Mill Road, Great Neck, New York 11021, Attention:
Secretary ((516) 466-3100).